EXHIBIT 10.5

[Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

                          FINANCIAL SERVICES AGREEMENT

     This AGREEMENT made and entered into on this 1st day of August, 1992, by and between FINANCIAL INSTITUTIONS SERVICE CORPORATION, a business corporation duly organized and existing under the laws of the State of Maine and having its principal office located in Lewiston (mailing address Po Box 221, 168 Lisbon St., Lewiston, Maine 04243-0221) (hereinafter referred to as "FISC"), and MERRILL MERCHANTS BANK a financial institution duly organized and existing under the laws of the United States, and having its principal office located in Bangor, Maine (201 Main St., Bangor, Maine, 04401) (hereinafter referred to as "Client").

                                   WITNESSETH

     THAT, WHEREAS, FISC desires to provide certain services which are described in one or more addenda attached to this Master Agreement and signed by the parties to this Agreement and the Client desires to purchase those services from FISC, and WHEREAS, the parties hereto desire to enter into a single Master Agreement which will form a basis for the providing of specified services by FISC to the Client as described in the above-referenced addenda attached hereto.

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties hereto agree as follows:

     1. Services Covered By Agreement. FISC will provide to the client, on the terms and conditions set forth in this Agreement, the services which are more particularly described in one or more addenda attached to this Agreement. Additional financial services may be provided by FISC to the Client under the terms of this Agreement after the date of this Agreement upon the written request of the Client or the signing by FISC and the Client of additional addenda describing those additional services which services and addenda shall be governed by the terms of this Agreement, unless otherwise provided in the specific addendum describing the additional service.

     2. Term of Agreement and Service Addenda. This Agreement shall become effective when executed and delivered by Client and executed and accepted by FISC in writing, and shall apply with respect to all addenda attached hereto upon execution of the Agreement or from time to time thereafter. Each service to be provided under the terms of this Agreement and described by a separate attached addenda shall take effect on the effective date specified in the addenda describing that service, and shall terminate in accordance with the provisions of the addenda describing the service. The initial and any subsequent terms of each financial service shall be specified in each addenda, and shall be terminated in accordance with the terms as set forth in each particular service addenda to this Agreement.

     3. Service Fees and Payment. The Client agrees to pay to FISC the charges on the initial price schedule for the initial term of each service in accordance with the provisions of each service addenda, and subject to increase in accordance with the terms of each addenda. Payment of invoices is due within Thirty (30) days of the invoice date for each service provided under this Agreement.

     4. Taxes. The Client agrees to pay any applicable local, state, and Federal taxes, however designated (excluding taxes on FISC's net income), imposed on or based upon the provision or use of services rendered under this Agreement.

     5. Warranties. FISC makes no warranties, expressed or implied, and specifically disclaims any warranties of merchantability or fitness or particular purpose with respect to any tangible personal property sold or provided to the Client with respect to or in connection with services provided under the terms of this Agreement. FISC does agree to assign or pass on the benefit of any manufacturer's or dealer's warranties with respect to such tangible personal property.

     6. Exclusive Remedy. THE CLIENT'S SOLE REMEDY AGAINST FISC FOR LOSS OR DAMAGE CAUSED BY OR ARISING IN CONNECTION WITH PERFORMANCE OR NON-PERFORMANCE OF THE SERVICES UNDER THE TERMS OF THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, INCLUDING NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, SHALL BE THE LESS OF THE AMOUNT OF ACTUAL DIRECT DAMAGES WHICH ARE PROVEN OR AN AMOUNT EQUAL TO THE MOST RECENT THREE (3) MONTHS FEES FOR THE SERVICE TO WHICH THE CLAIM RELATES THIS LIMITATION SHALL ALSO BE CONSIDERED TO BE A SINGLE AGGREGATE LIMIT ON FISC'S LIABILITY WHEN MULTIPLE CLAIMS SHOULD ARISE OUT OF THE SAME TRANSACTION OR EVENT. THIS REMEDY SHALL BE EXCLUSIVE OF ALL OTHER REMEDIES AT LAW OR IN EQUITY.

     7. Indemnification and Waiver of Subrogation. The Client shall indemnify and hold FISC harmless from and against any and all loss, liability, cost, damage, or expense, including but not limited to reasonable attorneys' fees, arising out of, or in any way relating to any third party claims of whatever nature and by whomsoever made against FISC as a result of this Agreement or of the performance by FISC of the services contemplated hereby. The Client also hereby releases FISC from any and all liability or responsibility to anyone claiming through the Client by way of subrogation or otherwise in any amount that exceeds the liability limitation provisions in section Six (6) of this agreement to the extent such release from liability is not precluded by the provisions of the Client's liability, casualty and property insurance policies and agreements and its fidelity bond.

     8. Liability Limitations. Notwithstanding any other provision of this
Agreement:

     A. FISC shall not be liable for any indirect, incidental or consequential damages (including lost profits) sustained or incurred in connection with services supplied under this Agreement regardless of the form of action, whether or not such damages are foreseen or unforeseen.

     B. FISC shall not be liable in any way for delay, failure in performance, loss or damage due to any of the following force majeure conditions: fire, strike, embargo, explosion, power blackout, earthquake, volcanic action, flood, war, water, the elements, labor disputes, civil or military authority, acts of God, public enemy, inability to secure materials, inability to secure products, inability to secure fuel, inability to secure transportation facilities, acts or omissions of carriers, or other causes beyond its reasonable control, whether or not similar to the foregoing.

     C. FISC shall not be liable f or any delay, loss or damage attributable to any service of any person other than FISC, its employees and agents.

     D. Any legal action arising from or in connection with services performed for the Client or any other activity in connection with this Agreement must be brought within one year after the cause of action arises. For the purposes of this Agreement a cause of action arises on the date of actual occurrence of the act or event or on a date when there is an omission to act.

     E. Client shall have sole responsibility for all information it provides FISC and FISC shall have no obligation to verify, check or inspect information furnished by Client. Client agrees to indemnify and save harmless FISC against any and all liability, loss, damage, costs, or expenses which FISC may incur, suffer or be required to pay by reason of the content of Client's information or because of any error or omission in information, including, but not limited to, FISC's expenses of defense and its reasonable attorney's fees.

     9. Assignment and Subcontracting. FISC shall have the right, at its sole option, to provide any and all services under the terms of this Agreement by and through one or more third parties. In the event that FISC does elect to exercise its rights under this fact and further advise the Client as to any procedures to be followed by or actions to be taken by the Client which may be necessary in order to enable such third party to perform such services.

     The Client shall not, without the prior written consent of FISC, assign its rights under this Agreement to any other party, provided, however, that the restrictions contained in this paragraph of this section of the Agreement shall not be construed as in any way restricting the ability of the Client to change its corporate identity by means of a merger, consolidation for acquisition as permitted under the laws of the State of Maine.

     10. Termination for Cause. The Client will be in default of this Agreement and FISC may terminate this Agreement if the Client fails to pay any charges when due or fails to perform or observe any term or condition of this Agreement, if such failure shall continue not remedied for thirty (30) days after receipt of written notice thereof from FISC.

     The Client may terminate or cancel this Agreement if FISC fails to perform or observe any material term or condition of this Agreement and such failure shall continue not remedied for (thirty) 30 days after FISC receives notice thereof from the Client.

     11. Notices. Any notice required to be given under the terms of this Agreement shall be deemed duly served if sent by certified mail, return receipt requested, through the United States Postal Service, to the address as set forth at the beginning of this Agreement, or such different addresses which may be established from time to time by either party upon giving written notice thereof to the other party to this Agreement.

     12. Miscellaneous

     A. Any modification or waiver of any provision of this Agreement must be in writing and signed by authorizing representatives of both parties.

     B. If any term or provision of this Agreement shall be held invalid or unenforceable, the remainder of this Agreement shall not be affected thereby and each term or provision thereof shall be valid and enforced to the fullest extent permitted by law.

     C. Waiver by either party of any breach of this Agreement by the other party in a particular instance shall not operate as a waiver of subsequent breaches of the same or different kind. The failure of either party to exercise any rights under this Agreement in a particular instance shall not operate as a waiver of the party's right to exercise the same or different rights subsequent.

     D. This Agreement shall be construed in accordance with and governed by the laws of the State of Maine.

     E. This is the entire Agreement between the parties with respect to the financial services to be provided hereunder and described in the attached addenda and supersedes all prior agreements, proposals, or understandings whether written or oral.

                                           FINANCIAL INSTITUTIONS SERVICE
                                           CORPORATION

                                           By
------------------------------                ----------------------------------
Witness                                                                    , its
                                                       President Duly Authorized

                                           MERRILL MERCHANTS BANK

                                           By /s/ R.C. Williams, Jr.
------------------------------                ----------------------------------

Witness                                                                    , its
                                                  Vice President duly authorized

[Confidential portions of this exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

                          FINANCIAL SERVICES AGREEMENT
                          FOR ITEM PROCESSING SERVICES


     This AGREEMENT made and entered into this 1st day of August, 1992, by and between FINANCIAL INSTITUTIONS SERVICE CORPORATION, a business corporation duly organized and existing under the laws of the State of Maine and having its principal office located in Lewiston, in the County of Androscoggin, and State of Maine (mailing address Po Box 221, 168 Lisbon Street, Lewiston, Maine 04243-0221) (hereinafter referred to as "FISC"), and MERRILL MERCHANTS BANK, a financial institution duly organized and existing under the laws of the United States,, and having its principal office located in Bangor, in the County of Penobscot, and State of Maine (201 Main St., Bangor, Maine, 04401) (hereinafter referred to as "Client").

     It is the intention of FISC and the Client that this Addendum be construed in all respects as an Addendum to a certain Financial Services Master Agreement (the "Agreement") between FISC and the Client dated August 1, 1992, and that it is being entered into by the parties hereto for the purpose of describing one or more services and their pricing structure. This addendum may describe several related services. The Client will indicate in Section Five which services it will initially use. Subsequent services may be provided by a written request from the Client to FISC.

          1.   Description of Service:

               Inclearing Services: FISC will receive daily incoming Cash Letters from the Clients' RCPC and will: capture, balance, and transmit (via phone or magnetic tape) the data to the Clients' data processing center,

               Return Service: Clients' returns will be retrieved from previous day's Incoming Cash Letter, stamped with return reason, and qualified Cash Letters will be prepared and returns will be deposited at Fed.

               Large Item Return Notification: The Bank of First Deposit will be notified electronically of any return item $2,500.00 or more.

               Research (Adjustments): FISC will research items or adjustments as requested by Client. Research could involve obtaining copies of checks, obtaining cash letter information, or submitting adjustments to the Federal Reserve.

               Serial Sorting: FISC will sort checks for a particular account into serial check number order.

               On-Other Returns: FISC will send by courier, FAX, or read to the Client, checks being returned from the drawee institution to the Client via the Federal Reserve.

               Outgoing Fed. Letter Service: FISC will encode, film, sort by endpoint (when feasible), balance, and deposit to the Federal Reserve, the Clients' Outgoing Fed. Letter on a daily basis.

               Redeemed Bonds Service: FISC will encode, film, and prepare a separate cash letter to deposit Clients' redeemed savings bonds to the Federal Reserve.

               POD Service: FISC will process all items, sort, and transmit data to Client's data center daily. Non-check items will be returned to the Client daily.

               Rendering Service: Checks will be fine sorted by FISC, matched with statements, and mailed to Client's customers. Presorting will be performed whenever volume and time constraints allow.

     2. Service Fees. The initial monthly fees to be charged by FISC to the Client for the services described above are provided on the attached price schedule. These prices shall be subject to increase, in the discretion of FISC, during the term of this Agreement and any extension thereof. Any increase shall be announced by notice given by FISC to Client annually in an amount which expressed as a percentage does not exceed the Consumer Price Index (All Cities) announced by the Bureau of Labor Statistics for the twelve-month period then ending.

     FISC further reserves the right to increase its prices in excess of the Consumer Price Index, by giving 90-day notice of such change to a Client. Upon receipt of such notice, Client shall within Sixty (60) days thereof, provide FISC with notice of its rejection of such price increase for the service described herein. Failure to reject the proposed increase shall be an expression of the Client's acceptance of such price increase. If Client rejects such increase, this Agreement for the service herein described shall terminate on the 181st day after FISC's notice of increase to Client.

     3. Commencement Date and Term. The service described above shall commence on August 1, 1992. The term during which such service shall be provided to the Client by FISC shall be for a term of two years from the commencement date. This Agreement shall renew for additional terms of Three (3) years each, unless either party hereto gives notice to the other no less than Six (6) months prior to the termination of the then current term of such party's intent not to renew this Agreement.

     4. Applicability of Agreement. All of the terms and conditions of the previously described Financial Services Master Agreement between FISC and the Client are hereby incorporated by reference and shall govern the providing of the service described in this addendum.

     5. Services Selected. The services selected from those described in
Section 1 previous are listed below:

Inclearing Service                        Return Service
Serial Sorting                            On-Other Returns
Research                                  Redeemed Bonds
POD Service (includes outgoing            Rendering
Fed Letter Service)

                                          FINANCIAL INSTITUTIONS SERVICE
                                          CORPORATION

                                          BY:
------------------------------                ----------------------------------
Witness                                                                      its
                                                       President duly authorized

                                          MERRILL MERCHANTS BANK

                                          BY: /s/ R.C. Williams, Jr.
------------------------------                ----------------------------------
Witness                                                                      its
                                                  Vice-President duly authorized

                                 MERCHANTS BANK

                                 ITEM PROCESSING

                          INCLEARING/RENDERING SERVICE

Price per item based on monthly volume.            Straight pricing, not tiered.
                                                   -----------------------------
$***     0-99,999 items
 ***     100,000-124,999 items
 ***     125,000-149,999 items
 ***     150,000-174,999 items
 ***     175,000-199,999 items
 ***     200,000-249,999 items
 ***     250,000 items and over

Pull, Qualify, and Deliver Returns to Fed.......................  $ *** per item

Mailers...................................................$ *** after 1st mailer

                           OUTGOING FED LETTER SERVICE

Price per item based on monthly volume.            Straight pricing, not tiered.

$***     1-29,999 items
 ***     30,000-39,999 items
 ***     40,000-49,999 items
 ***     50,000-69,999 items
 ***     70,000-239,999 items
 ***     240,000-299,999 items
 ***     300,000-359,999 items
 ***     360,000-419,999 items
 ***     420,000-479,999 items
 ***     480,000 items and over

On-Other Returns...........................................................$ ***

                                      OTHER
Serial Sorting.............................................................$ ***

Statements without Checks .................................................$ ***

Statement Savings.............................................$*** per statement

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

Postage......................................................................***

Transmissions ...............................................................***

Programming .....................................*** (Maximum cost to be charged for conversion programming $***)

Research  (Fed Adjustments, Non-FISC Errors).......................$*** per item

Redeemed Bonds................................$ Volumes added to POD volumes and priced accordingly

                                 CONVERSION FEES

FISC Management consultant fees at $***/hour guaranteed maximum $***. Fees waived as follows.

         2 year contract            ***% waived
         3 year contract            ***% waived
         4 year contract            ***% waived
         5 year contract            ***% waived

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

                    ADDENDUM TO FINANCIAL SERVICES AGREEMENT
                          FOR CANADIAN ITEMS PROCESSING

     THIS ADDENDUM, made and entered into this 1st day of August, 1992, by and between FINANCIAL INSTITUTIONS SERVICE CORPORATION, a business corporation duly organized and existing under the laws of the State of Maine (hereinafter referred to as"FISC") and MERRILL MERCHANTS BANK a financial institution duly organized and existing under the laws of the United States and having its principal office located in Bangor, in the County of Penobscot and State of Maine (hereinafter referred to as "Client").

     It is the intention of FISC and the client that this Addendum be construed in all respects as an Addendum to a certain Financial Services Agreement (the "Agreement") between FISC and the Client dated August 1, 1992, and that it is being entered into by the parties hereto for the purpose of describing a particular service and the fees to be initially charged therefore to be provided by FISC to the client under the terms of said Agreement.

     1. Description of Service. The description of the particular service to which this Addendum relates which is to be provided by FISC to the Client is as follows:

     FISC will MICRO encode, film, and prepare a separate cash letter for delivery of your Canadian items to the Federal Reserve Bank in Auburn.

     FISC does not assume any liability for any Canadian government checks or Postal Money Orders which are lost in transit and for which a copy of the film is not accepted for payment.

     2. Service Fees. The initial fees to be charged by FISC for providing the above-described service to the Client are as follows:

     Canadian Item volumes will be added to the POD Item volumes and priced according to the POD pricing schedule.

     3. Commencement Date and Term. Pursuant to section 2 of the agreement, the date on which the above-described service shall commence and the initial term during which such service shall be provided to the Client by FISC are as follows:

                        Commencement Date: August 1, 1992

                              Initial Term: 2 Years

     4. Applicability of Agreement. All of the terms and conditions of the above-described Financial Services Agreement between FISC and the Client are hereby incorporated by reference and shall govern the providing of the service described in this Addendum.

                                          FINANCIAL INSTITUTIONS SERVICE
                                          CORPORATION

                                          BY:
------------------------------                ----------------------------------
Witness                                                                      its
                                                       President duly authorized

                                          MERRILL MERCHANTS BANK

                                          BY: /s/ R.C. Williams, Jr.
------------------------------                ----------------------------------
Witness                                                                      its
                                                  Vice-President duly authorized

FINANCIAL INSTITUTIONS SERVICE CORPORATION

One Sixty Eight Lisbon Street, P.O. Box 221. Lewiston, Maine 04243-0221
o (207) 782-6858 o FAX (207) 782-9585

February 25, 1993

Mr. Reggie Williams
Senior Vice President
Merrill Merchants Bank
201 Main St.
Bangor, ME 04401

Dear Mr. Williams:

Thank you for utilizing FISC's Laser Printing Service. Enclosed are two copies of the Laser Printing addendum. Please sign both copies and return one to me.

If you have any questions concerning the contract please contact me. If you have questions about the service please contact Bill Perk.

Sincerely,

/s/ Deborah L. Budek

Deborah L. Budek
Administrative Assistant

/db

     This Agreement made and entered into this 19th day of October, 1992, by and between FINANCIAL INSTITUTIONS SERVICE CORPORATION, a business corporation duly organized and existing under the laws of the State of Maine and having its principal office located in Lewiston, (P.O. Box 221, Lewiston, Maine, 04243-0221) (hereinafter referred to as "FISC"), and MERRILL MERCHANTS BANK, a financial institution duly organized and existing under the laws of the United States, and having its principal office located in Bangor, (201 Main St., Bangor, Maine, 04401) (hereinafter referred to as "Client").

1.   Description of Service
     Receiving and loading tapes
     Laser print statements
     Burst Statements
     Fold Statements
     Stuff and mail statements (pre-sort zip codes)
     Generic statement forms provided
     Dual window envelopes provided
     Includes one advertising enclosure (see Section 2 for fees for additional enclosures)

2.   Service Fees

     Statements
     Price/Page                                  Volume
     $ ***                                       0 - 4,999
     $ ***                                       5,000 - 9,999
     $ ***                                       10,000 - 14,999
     $ ***                                       15,000 and over

     Other Laser Printed Forms
     Price/Page                                  Volume
     $ ***                                       0 - 4,999
     $ ***                                       5,000    - 9,999
     $ ***                                       10,000 - 14,999
     $ ***                                       15,000 and over

     Above fees are not computed on tiered volume.

     Deduct $*** per page if client provides statement forms and envelopes.

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

     COM (Computer Output Microfiche)

     $*** per original
     $*** per duplicate

     We will stuff additional enclosures at *** cent per enclosure.

     FISC may, in its discretion, increase the above fees on an annual basis in an amount that reflects an increase no greater than the rate of increase in the Consumer Price Index (All Cities) prepared by the Bureau of Labor Statistics for the twelve (12) month period then ending. Further, FISC may determine to increase its fees in excess of the CPI rate. In such event, at least ninety (90) days prior to the effective date of increase of such fees, FISC will provide notification to the Client of the service fees which it proposes to charge. The Client shall have sixty (60) days from such notice to reject such increase, which shall otherwise become effective on the ninety-first (91st) day after such notice. If such increase is rejected, this agreement shall terminate on the said ninety-first (91st) day.

     At least seventy-five (75) days prior to the commencement of renewed term, FISC will provide notification to the client of the service fees which it proposes to charge. These fees to remain in effect for the term of the contract.

3. Term of Agreement. This Agreement shall become effective when signed by Client and accepted in writing by FISC for a term of two (2) years. The term of service shall be automatically renewed for successive three (3) year terms based upon the changes and on the terms and conditions in effect at the time of renewal unless either party gives the other written notice of termination six (6) months in advance of the expiration of the then current term.

4. Exclusive Remedy. THE CLIENT'S SOLE REMEDY AGAINST FISC FOR LOSS OR DAMAGE CAUSED BY OR ARISING IN CONNECTION WITH PERFORMANCE OR NON-PERFORMANCE OF THE FINANCIAL SERVICES UNDER THE TERMS OF THIS AGREEMENT, REGARDLESS OF
     THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, INCLUDING NEGLIGENCE,
     STRICT LIABILITY OR OTHERWISE, SHALL BE THE LESSER OF THE AMOUNT OF ACTUAL DIRECT DAMAGES WHICH ARE PROVEN OR AN AMOUNT EQUAL TO THE MOST RECENT THREE
     (3) MONTHS FEES FOR THE SERVICE TO WHICH THE CLAIM RELATES. THIS LIMITATION SHALL ALSO BE CONSIDERED TO BE A SINGLE AGGREGATE LIMIT ON FISCIS LIABILITY WHEN MULTIPLE CLAIMS SHOULD ARISE OUT OF THE SAME TRANSACTION OR EVENT, THIS REMEDY SHALL BE EXCLUSIVE OF ALL OTHER REMEDIES AT LAW OR IN EQUITY.

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

5. Indemnification and Waiver of Subrogation. The Client shall indemnify and hold FISC harmless from and against any and all loss, liability, cost, damage, or expense, including but not limited to reasonable attorneys' fees arising out of, or in any way relating to any third-party claims of whatever nature and by whomsoever made against FISC as a result of this Agreement or of the performance by FISC of the services contemplated hereby. The Client also hereby releases FISC from any and all liability or responsibility to anyone claiming through the Client by way of subrogation or otherwise in any amount that exceeds the liability limitation provisions in section four (4) of this Agreement to the extent such release from liability is not precluded by the provisions of the Client's liability, casualty and property insurance polices and agreements and is fidelity bond.

     Clients shall have sole responsibility for all information it provides FISC and FISC shall have no obligation to verify, check or inspect information furnished by Client. Client agrees to indemnify and save harmless FISC against any and all liability, loss, damages, costs and expenses which FISC may occur, suffer or be required to pay by reason of the content of Client's information or because of any error or omission in information.

6.   Liability Limitations.

     Notwithstanding any other provision of this Agreement:

     a.) FISC shall not be liable for any indirect, incidental or consequential damages (including lost profits) sustained or incurred in connection with financial services supplied under this Agreement regardless of the form of action, whether in contract, tort, including negligence, strict liability or otherwise, and whether or not such damages are foreseen or unforeseen.

     b.) FISC shall not be liable in any way for delay, failure in performance, loss or damage due to any of the following force majeure conditions: fire, strike, embargo, explosion, power blackout, earthquake, volcanic action, flood, war, water, the elements, labor disputes, civil or military authority, acts of God, public enemy, liability to secure materials, inability to secure products, inability to secure fuel, transportation facilities, acts or omissions of carriers, or other causes beyond its reasonable control, whether or not similar to the foregoing.

     c.) FISC shall not be liable for any delay, loss or damage attributable to any service of any other person other than FISC its employees and agents.

     d.) Any legal action arising from or in connection with services performed for the Client or any other activity in connection with this Agreement must be brought within one year after the cause of action arises. For purposes of this Agreement a cause of action arises on the date of actual occurrence of the act or event or on a date when there is an omission to act.

7. Payment Terms. FISC will bill Client monthly. Payment of invoices is due within thirty (30) days of invoice date. Failure to pay the invoice amount when due shall result in the assessment of a finance charge of ***% of the invoice amount for each month or portion thereof between the due date and date of payment. Client warrants and represents that this Agreement is entered into for commercial purposes only.

8. Confidentiality. All information delivered to FISC shall remain confidential and will not be released by FISC to any other person, firm, or corporation without consent of Client.

9. Termination For Cause. The Client will be in default of this Agreement and FISC may terminate this Agreement if the Client fails to pay any charges when due or fails to perform or observe any term or condition of this Agreement, if such failure shall continue unremedied for thirty (30) days after receipt of written notice thereof from FISC.

     The Client may terminate or cancel this Agreement if FISC fails to perform or observe any material term or condition of this Agreement and such failure shall continue unremedied from thirty (30) days after FISC receives notice thereof from the Bank.

10. Notices. Any notice required to be given under the terms of this Agreement shall be deemed duly served if sent by certified mail, return receipt requested through the United States Postal Service to the following addresses of the Client and FISC or such different addresses which may be established from time to time by either party upon giving notice thereof to the other party to this Agreement:

     FINANCIAL INSTITUTIONS SERVICE CORPORATION
     168 Lisbon St., P.O. Box 221, Lewiston, ME
     04243-0221

     MERRILL MERCHANTS BANK
     201 Main St., Bangor, ME 04401


11.  General Provisions.

     a.) Any modification or waiver of any provision of this Agreement must be in writing and signed by authorized representatives of both parties.

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

     b.) If any term or provision of this Agreement shall be held invalid or unenforceable, the remainder of this Agreement shall not be affected thereby and each term or provision thereof shall be valid and enforced to the fullest extent permitted by law.

     c.) Waiver by either party or any breach of this Agreement by the other party in a particular instance shall not operate as a waiver of subsequent breaches of the same or different kind. The failure of either party to exercise any rights under this Agreement in a particular instance shall not operate as a waiver of the party's right to exercise the same or different rights subsequent.

     d.) This Agreement shall be construed in accordance with and governed by the laws of the State of Maine.

     e.) This is the entire Agreement between the parties with respect to the services to be provided hereunder. This Agreement supersedes all prior agreements, proposals, or understandings whether written or oral.

                                   FINANCIAL INSTITUTIONS SERVICE
                                   CORPORATION

                                   BY: /s/ Charles W. Fox, Jr.
                                       --------------------------------
                                                        Its Controller,
                                                        Duly Authorized

                                   MERRILL MERCHANTS BANK


                                   BY:____________________________
                                   Its______________________________

                                                        Duly Authorized

------------------------------
WITNESS

              MAINE CLEARING HOUSE (MeCHA) PARTICIPATION AGREEMENT

FISC has introduced a new service to our item processing clients which will result in substantial savings in their Federal Reserve Check Collection fees. This service will be implemented as soon as practical after a signed original copy of this document is received by FISC.

By signing below the FISC client agrees that:

         1. FISC will provide the client cash item clearing services through MeCHA and in accordance with MeCHA's established rules and regulations as they (MeCHA) may amend from time to time. See Exhibit A.

         2. FISC's liability for any claims, charges, or damages arising from, out of, or in connection with MeCHA related services shall be the same as detailed in the Master Financial Services Agreement in effect between FISC and the client at the date of the signing of this document.

         3. FISC shall provide settlement figures to the client each morning and the client shall settle with FISC's settlement account by wire transfer. Client outgoing wire transfers must be completed by 11:30 a.m. Incoming wire transfers will be received by the client by 12:00 noon. Wires are made between Federal Reserve accounts with the Federal Reserve Bank of Boston.

         4. Service fees charged shall be subject to the same terms and conditions as detailed in the Item Processing Addendum in effect between FISC and the client at the date of the signing of this agreement. Fees detailed below are in addition to existing item processing fees.

                  Set-up fee (one time)                       $***
                  Annual membership fee                       $***
                  Inclearing                                  ***
                  Forward Check Collection                    ***/item
                  Wire Fees                                   ***

I have read, understand, and agree to the above items on behalf of Merrill Merchants Bank as its SVP Operations (financial institution) Title duly authorized.

  /s/ R.C. Williams, Jr.                                January 24, 1994
------------------------------------------           -------------------
Signature                                            Date

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

                                                               February 14, 1994


TO:      Maine Clearing House (MeCHA) Participants

FROM:             Katherine Dunton

RE: ADDENDUM FOR LATE WIRE PENALTY

****************************************************************************

In order to assure that our clients receive their Maine Clearing House (MeCHA) wires in a timely manner we have modified item 13 of our Maine Clearing House Participation Agreement.

Please acknowledge receipt of and agreement to the modification by signing one copy and returning to me.

FISC shall provide settlement figures to the client each morning and the client shall settle with FISC's settlement account by wire transfer. Client outgoing wire transfers must be completed by 11:30 a.m. Incoming wire transfers will be received by the client by 12:00 noon. Wires are to be received at the designated FISC settlement account with the Federal Reserve Bank of Boston.

FISC will have available a line of credit in the event that wires are not received in a timely manner for the wires to the Clearing House. If an incoming wire has not been received the client will be contacted prior to using the line of credit. In the event that FISC has to use this line of credit on behalf of one of our clients, the client will be charged as follows.

*If wire is received same day: $*** plus interest charges.
*If wire is received following day: $*** plus interest charges.

If a client causes FISC to access this line of credit frequently, FISC reserves the right to increase fees.

------------------------------ as its ------------------------------
  (financial institution)                        (title)

duly authorized.

------------------------------                  ------------------------------
Signature                                       Date

/s/ Katherine Dunton                                  2/14/94
------------------------------                  ------------------------------
Katherine Dunton, VP, FISC                      Date

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

[Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

                    ADDENDUM TO FINANCIAL SERVICES AGREEMENT
                          FOR ITEM PROCESSING SERVICES

         This AGREEMENT made and entered into this 1st day of August, 1994, by and between FINANCIAL INSTITUTIONS SERVICE CORPORATION, a business corporation duly organized and existing under the laws of the State of Maine and having its principal office located in Lewiston, in the County of Androscoggin, and State of Maine (mailing address PO Box 221, 168 Lisbon Street, Lewiston, Maine 04243-0221) (hereinafter referred to as "FISC"), and Merrill Merchants Bank, a financial institution duly organized and existing under the laws of the United States, and having its principal office located in Bangor, (210 Main Street, Bangor, Maine, 04401) Maine (hereinafter referred to as "Client").

         It is the intention of FISC and the Client that this Addendum be construed in all respects as an Addendum to a certain Financial Services Master Agreement (the "Agreement") between FISC and the Client dated August 1, 1992 and that it is being entered into by the parties hereto for the purpose of describing one or more services and their pricing structure. This addendum may describe several related services. The Client will indicate in Section Five which services it will initially use. Subsequent services may be provided by a written request from the Client to FISC.

         l.       Description of Service:

                  Inclearing Services: FISC will receive daily incoming Cash Letters from the Clients' RCPC and will: capture, balance, and transmit (via phone or magnetic tape) the data to the Clients' data processing center.

                  Return Service: Clients' returns will be retrieved from previous day's Incoming Cash Letter, stamped with return reason, and qualified Cash Letters will be prepared and returns will be deposited at Fed.

                  Large Item Return Notification: The Bank of First Deposit will be notified electronically of any return item $2,500.00 or more.

                  Research (Adjustments): FISC will research items or adjustments as requested by Client. Research could involve obtaining copies of checks, obtaining cash letter information, or submitting adjustments to the Federal Reserve.

                  Serial Sorting: FISC will sort checks for a particular account into serial check number order.

                  On-Other Returns: FISC will send by courier, FAX, or read to the Client, checks being returned from the drawee institution to the Client via the Federal Reserve.

                  Redeemed Bonds Service: FISC will encode, film, and prepare a separate cash letter to deposit Clients' redeemed savings bonds to the Federal Reserve.

                  POD Service: FISC will process all items, sort, and transmit data to Client's data center daily. Non-check items will be returned to the Client daily,

                  Rendering Service: Checks will be finesorted by FISCI matched with statements, and mailed to Client's customers. Presorting will be performed whenever volume and time constraints allow.

                  Canadian Items Service: FISC will MICR encode, film, and prepare a separate cash letter for delivery of your Canadian items to the Federal Reserve Bank in Auburn.

                           FISC does not assume any liability for any Canadian government checks or Postal Money Orders which are lost in transit and for which a copy of the film is not accepted for payment.

                  Food Coupon Redemption Certificates: FISC will encode, film and return to client Food Coupon Redemption certificates.

                  Statement Savings: FISC will fold, stuff, and mail savings statements to the financial institution's customer each cycle.

                  Statement Without Checks (Zeros): FISC will fold, stuff, and mail statements that do not have any DDA checks clearing the customers account for each cycle to the financial institution's customer.

                  Laser Printing (Non-DDA Statements or Forms): FISC will receive and load tapes, laser print statements, fold statements, stuff and mail statements (pre-sort zip codes), provide generic statement forms and dual window envelopes. Service includes one advertising enclosure.

                  Laser Printing (DDA Statements): FISC will receive and load tapes, laser print statements, fold statements to be included with DDA Rendering Service.

                  Computer output Microfiche: FISC will produce microfiche of statement information from the Laser Printing tape provided by Client. Duplicates available upon request.

                  Controlled Disbursement Service: This service provides FAXing or telephone calls daily with a report on selected individual accounts. This report will list, for each account requested by the Client, the number of items and the total dollar amount. This report should be readily available prior to the transmission of Inclearing work to the Client's data center.

         2. Service Fees. The initial monthly fees to be charged by FISC to the Client for the services described above are provided on the attached price schedule.

         FISC may, in its discretion, increase the above fees on an annual basis in an amount that reflects an increase no greater than the rate of increase in the Consumer Price Index (All Cities) prepared by the Bureau of Labor Statistics for the twelve (12) month period then ending. Further, FISC may determine to increase its fees in excess of the CPI rate. In such event, at least ninety (90) days prior to the effective date of increase of such fees, FISC will provide notification to the Client of the service fees which it proposes to charge. The Client shall have sixty (60) days from such notice to reject such increase, which shall otherwise become effective on the ninety-first (91st) day after such notice. If such increase is rejected, this agreement shall terminate on the said ninety-first (91st) day.

          At least seventy-five (75) days prior to the commencement of renewed term, FISC will provide notification to the client of the service fees which it proposes to charge. These fees to remain in effect for the term of the contract.

         3. Commencement Date and Term. The service described above shall commence on August 1, 1994. The term during which such service shall be provided to the Client by FISC shall be for a term of 5 years from the commencement date. This Agreement shall renew for additional terms of 3 years each, unless either party hereto gives notice to the other no less than Thirty (30) days prior to the termination of the then current term of such party's intent not to renew this Agreement.

         4. Applicability of Agreement. All of the terms and conditions of the previously described Financial Services Master Agreement between FISC and the Client are hereby incorporated by reference and shall govern the providing of the service described in this addendum.

         5. Services Selected. The services selected from those described in
Section 1 previous are listed below:

         Inclearing Service               Large Item Return Notification
         Returns Service                  Serial Sorting
         On-other Returns                 Research
         Redeemed Bonds Service           Statements Without Checks
         POD Service                      Rendering
         Canadian Items                   Laser Printing DDA Statements
         Laser Printing non-DDA           COM
         Other:  ____________________________________________________________
                 ____________________________________________________________
                 ____________________________________________________________

                                          FINANCIAL INSTITUTIONS SERVICE
                                          CORPORATION

______________________________            BY:___________________________________
Witness                                                                      its
                                                       President duly authorized

                                          MERRILL MERCHANTS BANK
______________________________            BY:  /s/ R.C. Williams, Jr.
Witness                                                                      its
                                                   SVP Operation duly authorized

                             Merrill Merchants Bank
                             ITEM PROCESSING PRICES
                                      1994
                          INCLEARING/RENDERING SERVICE

Inclear and Render                           Price per item (straight
                                             pricing, not tiered).
                                             Fees waived for Merrill

0 - 99,999 items/month                       $***
100,000 - 124,999 items/month                $***
125,000 - 149,000 items/month                $***
150,000 - 175,000 items/month                $***
175,000 - 199,999 items/month                $***
200,000 @ 249,999 items/month                $***
250,000 items and over/month                 $***

Other                                        Price
Statements w/out checks (non-truncated)      $*** per account

Truncated Statements                         No additional charge

Returns (Qualify and Deposit)                $*** per item

On-Other Returns
*by courier                                  No charge
*Phone Call                                  $*** per item
*FAX                                         $*** per item
*Mail                                        *Cost of Postage Fees Waived for
                                             Merrill Merchants Bank

Large Item Return Notification               $*** per item

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

Inclear and Render                           Price per item (straight
                                             pricing, not tiered).
                                             Fees waived for Merrill

Research - Special Projects                  $*** per hour

Research (non-FISC errors)                   $*** per item

Serial Sorting                               $*** per item

Controlled Disbursement                      $*** per account per month

Telephone Transmission Charges               At Cost
Programming Charges                          At Cost
Postage                                      At Cost

Above pricing will be discounted ***% in accordance with the Five (5) year contract term or ***% in accordance with a Three (3) year contract term.

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

                         PROOF OF DEPOSIT (POD) SERVICE

Encode A Sort                                    Price per item (straight
                                                 pricing, not tiered)


1 - 29,999 items/month                           $***

30,000 - 39,999 items/month                      $***

40,000 - 49,999 items/month                      $***

50,000 - 69,999 items/month                      $***

70,000 - 239,999 items/month                     $***

240,000 - 299,999 item's/month                   $***

300,000 - 359,999 items/month                    $***

360,000 - 419,999 items/month                    $***

420,000 - 479,999 items/month                    $***

480,000 items and over                           $***

Other                                            Price

Research - Special Projects                      $*** per hour

Research (non-FISC errors)                       $*** per item

Canadian Items                                   $*** per item

Food Coupon Redemption
Certificates
   *lst ten                                      *$*** total
   *11 items and over                            *$***per item

Savings Bonds                                    Added to total number of POD
                                                 items

   Telephone Transmission Charges                At Cost
   Programming charges                           At Cost

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

Postage                                          At Cost

Above pricing will be discounted ***% in accordance with the Five (5) year contract term or ***% in accordance with a three (3) year contract term.*

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

                             LASER PRINTING SERVICE

DDA Statements                           Price/Page

0 - 4,999 pages/month                    $***

5,000 - 9,999 pages/month                $***

10,000 - 14,999 pages/month              $***

15,000 and over pages/month              $***

As part of the Inclearing/Rendering service Laser Printing of DDA Statements will be discounted ***% in accordance with the Five (5) year contract term or ***% in accordance with the Three (3) year term.

Non-DDA Statements or Forms               Price/Page

0 - 4,999 pages/month                     $***

5,000 - 9,999 pages/month                 $***

10,000 - 14,999 pages/month               $***

15,000 and over pages/month               $***

All Laser Printing fees are computed on tiered volume. Deduct $*** per page if client provides statement forms and envelopes. We will stuff additional enclosures at *** cent per enclosure.

COM (Computer output Management)          $*** per original
                                          $*** per duplicate


*Effective August 1, 1994

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

                    ADDENDUM TO FINANCIAL SERVICES AGREEMENT
                                    FOR IMAGE


         This AGREEMENT made and entered into this 27th day of March 1995, by and between FINANCIAL INSTITUTIONS SERVICE CORPORATION, a business corporation duly organized and existing under the laws of the State of Maine and having its principal office located in Lewiston, Maine (PO Box 221, 152 Lisbon Street, Lewiston, Maine 04243-0221) (hereinafter referred to as "FISC"), and MERRILL MERCHANTS BANK, a financial institution duly organized and existing under the laws of the United States, and having its principal office located in Bangor, Maine, 201 Main Street, Bangor, Maine, 04401) (hereinafter referred to as "Client").

         It is the intention of FISC and the Client that this Addendum be construed in all respects as an Addendum to a certain Financial Services Master Agreement (the "Agreement") between FISC and the Client dated August 1, 1992 and that it is being entered into by the parties hereto for the purpose of describing one or more services and their pricing structure. This addendum may describe several related services. The Client will indicate in Section Five which services it will initially use. Subsequent services may be provided by a written request from the Client to FISC.

1. Description of Service. The description of the particular service to which this Addendum relates which is to be provided by FISC to the institution is as follows:

         Image Statements: FISC will laser print data on statement forms, print images of checks and other items as requested, barcode statements, and drill holes in statements, as requested.

         IMAGEVIEW Access: FISC will provide software to Client which allows on-line dial-up access to images resident on FISC's data base.

         Copies of Images: FISC will provide Client with copies of images of daily work, monthly work, etc. as negotiated on the media negotiated.


2. Service Fees. The initial monthly fees to be charged to FISC to the Client for the services described above are provided on the attached price schedule.

These prices shall be subject to increase, in the discretion of FISC, during the term of this Agreement and any extension thereof. Any increase shall be announced by notice given by FISC to Client annually in an amount which expressed as a percentage does not exceed the Consumer Price Index (All Cities) announced by the Bureau of Labor Statistics for the twelve-month period then ending.

FISC further reserves the right to increase its prices in excess of the Consumer Price Index by giving Ninety (90) day notice of such change to a Client. Upon receipt of such notice, Client shall within Sixty (60) days thereof, provide FISC with notice of its rejection of such price increase for the service described herein. Failure to reject the proposed increase shall be an expression of the Client's acceptance of such price increase. If Client rejects such increase, this Agreement for the service herein described shall terminate on the Ninety-first (91st) day after FISC's notice of increase to Client.


3. Commencement Date and Term. The service described above shall commence on June 1, 1995. The term during which such service shall be provided to the Client by FISC shall be for a term of 5 years from the commencement date or until 8/1/99 . This Agreement shall renew for additional terms of 3 years each, unless either party hereto gives notice to the other no less than ninety (90) days prior to the termination of the then current term of such party's intent not to renew this Agreement.

4. Applicability of Agreement. All of the terms and conditions of the above-described Financial Services Agreement between FISC and the client are hereby incorporated by reference and shall govern the providing of the service described in this Addendum.

                                       FINANCIAL INSTITUTIONS SERVICE CORP.


------------------------------         -------------------------------------
Witness                                Its President,
                                       duly authorized

                                       MERRILL MERCHANTS BANK


  /s/ Kathleen G. Prescott               /s/ R.C. Williams, Jr.
------------------------------         -------------------------------------
Witness                                Its,  SVP Operation
                                       duly authorized

                             IMAGE STATEMENT PRICING

                              TIERED PRICING OPTION

NUMBER OF               ONE TIME         MO. BASE             FREE                PER ITEM             BACK
DDAS                    CONVER-          PRICE                DDA                 FEE AFTER            IMAGE PER
                        SION FEE                              ITEMS               FREE                 ITEM FEE
                                                                                                       (ALL)
8,000 - ABOVE           $***             $***                 30,000              ***                  ***
6,001 - 8,000           $***             $***                 25,000              ***                  ***
4,001 - 6,000           $***             $***                 16,000              ***                  ***
2,001 - 4,000           $***             $***                 10,000              ***                  ***
0 - 2,000               $***             $ ***                  4,500             ***                  ***





                          NEGATIVE CONFIRMATION PRICING

Clients signing contract during the first year and using negative confirmation will receive the following pricing.


CONVERSION FEE                          PER ITEM FEE - FRONT                    PER ITEM FEE - BACK
                                        IMAGE                                   IMAGE
$***                                    $***                                    $***

Negative confirmation:

         Bank sends an image statement with the traditional statement the first month. After that, the bank customer will receive the image statement unless they specifically request to continue to receive traditional statement.

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

                                IMAGEVIEW PRICING

                                 HARDWARE COSTS

PC CONFIGURATION RECOMMENDED
         Pentium 90 Processor
         Mini Tower w/1 6Mb, 54OMb HD,
         3.5" Diskette Drive, #9GXE64 Pro
         Video Card, 17" High Resolution
         Monitor, Pro Audio Sound Card,
         28.8k Modem
         CD-ROM Reader, OS/2 WARP                    $***

HP LaserJet Printer
         4PPM, 600 DPI, 2Mb                          $***
                                                                       $***

                                 SOFTWARE COSTS

Installed Cost                                                         $***

IMAGEVIEW, HARDWARE & SOFTWARE
         CONFIGURED AND INSTALLED  .................                   $***

                                  ON-LINE COSTS
MONTHLY ACCESS FEE.......................................              $***

Access time may be limited by FISC.

                                 COPY OF IMAGES

         Price will depend upon media cost and how Client requests images be selected. To be negotiated with each client as service is defined.

                             OTHER CONVERSION COSTS

         Review of items to determine if image friendly        $***/hr
         Train the Trainer                                     $***/person
         Special programming                                   $***/hr

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

                    ADDENDUM TO FINANCIAL SERVICES AGREEMENT
                              FOR COURIER SERVICES


         This AGREEMENT made and entered into on this first day of May 1997, by and between FINANCIAL INSTITUTIONS SERVICE CORPORATION, a business corporation duly organized and existing under the laws of the State of Maine and having its principal office located in Lewiston, Maine, (152 Lisbon Street, PO Box 221, Lewiston, Maine 04243-0221) (hereinafter referred to as "FISC"), and, MERRILL MERCHANTS BANK, a business duly organized and existing under I the laws of the State of Maine, and having its principal office located in Bangor, Maine (201 Main Street, PO Box 925, Bangor, ME 04401) (hereinafter referred to as "Client").

         It is the intention of FISC and the Client that this Addendum be construed in all respects as an Addendum to a certain, Financial Services Master Agreement (the "Agreement") between FISC and the Client dated August 1, 1992 and that it is being entered into by the parties hereto for the purpose of describing one or more services and their pricing structure. This addendum may describe several related services.

1.       Description of Service

         ATISC courier will pick up at locations designated by the Client for the delivery to FISC, all items to be MICR encoded and delivered to the Federal Reserve Bank's Regional Check Processing Center in Auburn, ME or the MCHA. FISC may also deliver and pick up non-check, items and packages at said locations if previously agreed to by the Client and FISC.

         Bud's Shop & Save, Newport, Maine

2. Service Fees. The initial daily fees to be charged by FISC to the Client for the services described above is provided below. You will be billed from the date that the stop starts.

         START DATE                LOCATION                  PRICE PER STOP
         May 27, 1997             BUD'S SHOP & SAVE,             $***
                                  NEWPORT, MAINE



FISC may, in its discretion, increase the above fees on an annual basis in an amount that reflects an increase no greater than the rate of increase in the Consumer Price index (All Cities) prepared by the Bureau of Labor Statistics for the twelve (12) month period then ending. Further, FISC may determine to increase its fees in excess of the CPI rate. In such

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

event, at least ninety (90) days prior to the effective date of increase of such fees, FISC will provide notification to the Client of the service fees which it proposes to charge. The Client shall have sixty (60) days from such notice to reject such increase, which shall otherwise become effective on the ninety-first
(91st) day after such notice. If such increase is rejected, this agreement shall terminate on the said ninety-first (91st) day.

3. Commencement Date and Term. The services described shall commence on May 1, 1997. The term during which such service shall be provided to the Client by FISC shall be for a term of Three (3) years from the commencement date. This Agreement shall renew for additional terms of Three (3) years each, unless either party hereto gives notice to the other no less than Ninety (90) days prior to the termination of the then current term of such party's intent not to renew this Agreement.

5. Fuel Surcharge. In addition to all other charges which may be payable under this Agreement or any addenda hereto, Client shall pay FISC, with its regular invoices as set forth therein additional fees which, shall compensate FISC for increases in FISC's gasoline fuel expense due to gasoline price increases, equal to or in excess of ***% of the price for gasoline, fuel at of the date of this Agreement. Client and FISC agree that as of this date the price of fuel is ($***) one dollar per gallon. Upon request of Client, FISC shall provide copies of records or other evidence of fuel purchases and prices thereof relative to the provision of services under this Agreement.

6. Liability Limitations. FISC shall not be liable for any delay, loss or damage attributable to any service of any person, other than FISC, its employees and agents; provided, however, that in with courier services relating to the delivery of checks, if Client does not film checks prior to turn over to FISC, for delivery, FISC shall have no liability for the loss of checks en route from. Clients place of business to FISC for any cause whatsoever and, Client shall bear all expenses for reconstructing lost items and any incidental or consequential damages. If Client does film checks and such filming allows checks to be reconstructed, FISC will reconstruct lost checks at its expense, provided that checks were lost due to FISC's negligence.

7. Applicability of Agreement. All of the terms and conditions of the previously described Financial Services Master Agreement between FISC and the Client are hereby incorporated by reference and shall govern the providing of the service described in this, Addendum.






                                     FINANCIAL INSTITUTIONS SERVICE CORP.

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

  /s/ Celia Holmes                   ________________________________________
Witness                              Its President,
                                     duly authorized

                                     MERRILL MERCHANTS BANK


____________________________           /s/ R.C. Williams, Jr.
                                     ----------------------------------------
                                     Its,  SVP Operations
                                     duly authorized

                          FINANCIAL SERVICES AGREEMENT
                              FOR COURIER SERVICES


         This AGREEMENT made and entered into this 1st day of August 1994, by and between FINANCIAL INSTITUTIONS SERVICE CORPORATION, a business corporation duly organized and existing under the laws of the State of Maine and having its principal office located in Lewiston, in the county of Androscoggin and State of Maine (hereinafter referred to as "FISC"), and MERRILL MERCHANTS BANK, a financial institution duly organized and existing under the laws of the United States, and having its principal office located in Bangor, in the County of Penobscot and State of Maine (hereinafter referred to as "Client"). It is the intention of FISC and the Client that this Addendum be construed in all respects as an Addendum to a certain Financial Services Master Agreement (the "Agreement") between FISC and the Client dated August 1, 1992 and that it is being entered into by the parties hereto for the purpose of describing one or more services and their pricing structure under the terms of said agreement.


1.       Description of Service

         A FISC courier will pick up at locations designated by the Client, for the delivery to FISC, all items to be MICR encoded and delivered to the Federal Reserve Bank's Regional Check Processing Center in Auburn, ME. FISC may also deliver and pick up non-check items and packages at said locations if previously agreed to by the Client and FISC.

2.       Service Fees:

         The initial monthly fees to be charged by FISC for the previously described service to the client are as follows:

                           7 stops in Bangor area - $*** per day

3.       Commencement Date and Term

Pursuant to Section Two of the Agreement, the date on which the previously described service shall commence and the initial term during which such service shall be provided to the client by FISC are as follows:

                           Commencement Date: August 1, 1994
                           Initial Term:    5 Year(s)

4.       Applicability of Agreement:

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

         All of the terms and conditions of the previously described Financial Services Master Agreement between FISC and the Client are hereby incorporated by reference and shall govern the providing of the service described in this addendum.

                                         FINANCIAL INSTITUTIONS SERVICE
                                          CORPORATION

______________________________           By:_____________________________
Witness                                                          , its
                                               President Duly Authorized

                                         MERRILL MERCHANTS BANK

                                         By:  /s/ R.C. Williams, Jr.
______________________________              _____________________________
Witness                                                          , its
                                            SVP Operations   Duly Authorized